Exhibit 99.2

American Student Assistance

Massachusetts Higher Education Assistance Corporation, doing business as American Student Assistance (“ASA”), a not-for-profit corporation organized in 1956, will guarantee a portion of the Financed Student Loans. ASA is one of the oldest and largest guaranty agencies in the United States, and is the designated guarantor for the Commonwealth of Massachusetts and the District of Columbia. Since 1956, ASA has been a provider of higher education financing products and services to students, parents, schools and lenders across the country. ASA guarantees more than $30 billion in outstanding (non-ASA held) loans as of June 30, 2014. Originally created by the General Court of the Commonwealth of Massachusetts as Massachusetts Higher Education Assistance Corporation, ASA currently acts on behalf of the U.S. Department of Education to ensure that the public policy purposes and regulatory requirements of the FFEL Program are met. ASA has its principal offices located at 100 Cambridge Street, Boston, MA 02114.

Guaranty Volume. The following table sets forth the original principal amount of FFEL Program Loans (excluding Consolidation Loans) guaranteed by ASA in each of its last five fiscal years:

ASA Fiscal Year (Ending June 30)	Net FFEL Program Loans Guaranteed by ASA (Dollars in Millions)
2009	$1,956
2010	1,601
2011	-21
2012	-1
2013	3

The information in the following tables has been provided by ASA from reports provided by or to the U.S. Department of Education. No representation is made by ASA as to the accuracy or completeness of the information.

Recovery Rates. A Guarantee Agency’s recovery rate, which provides a measure of the effectiveness of the collection efforts against defaulting borrowers after the guarantee claim has been satisfied, is determined by dividing the aggregate amount recovered from borrowers by the aggregate amount of default claims paid by the Guarantee Agency. The table below sets forth the recovery rates for ASA as taken from the U.S. Department of Education Guarantee Agency Financial Report form 2000, for each of the last five federal fiscal years:

Federal Fiscal Year (Ending September 30)	Cumulative Recovery Rate
2009	55.3%
2010	56.1
2011	63.1
2012	70.1
2013	74.0

Reserve Ratio. A Guarantee Agency’s reserve ratio is determined by dividing the sum of its Federal Reserve Fund balance plus certain allowances and other non-cash charges by the original principal amount of loans outstanding. ASA’s reserve ratio for the last five federal fiscal years ending September 30 is as follows:

Federal Fiscal Year (Ending September 30)	Reserve Ratio
2009	0.252%
2010	0.297
2011	0.241
2012	0.254
2013	0.257

Claims Rate. ASA’s claims rate represents the percentage of loans in repayment at the beginning of a federal fiscal year which defaulted during the ensuing federal fiscal year, net of repurchases, refunds and rehabilitations. For the federal fiscal years 2009-2013, ASA’s claims rate has not exceeded 5%, and as a result, all claims of ASA have been fully reimbursed at the maximum allowable level by the U.S. Department of Education. See the description or summary of the FFEL Program herein for more detailed information concerning the FFEL Program. Nevertheless, there can be no assurance the Guarantee Agencies will continue to receive full reimbursement for such claims. The following table sets forth the claims rate of ASA for the last five federal fiscal years:

Federal Fiscal Year (Ending September 30)	Claims Rate
2009	2.0%
2010	2.0
2011	1.7
2012	1.5
2013	2.0

Net Loan Default Claims. The following table sets forth the dollar value of default claims paid, net of repurchases, refunds and rehabilitations for the last five ASA fiscal years.

ASA Fiscal Year (Ending June 30)	Default Claims (Dollars in Millions)
2009	$830
2010	764
2011	683
2012	593
2013	657

Default Recoveries. The following table sets forth the amount of recoveries returned to the U.S. Department of Education for the last five ASA fiscal years.

ASA Fiscal Year (Ending June 30)	Default Recoveries (Dollars in Millions)
2009	$184
2010	344
2011	459
2012	512
2013	487